2007 Earnings Overview Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2008 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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2007 Summary of Results
Earnings per share of $0.06 for the 4
th
quarter, including $0.26 of provision in excess of net
charge-offs and $0.02 of merger and severance costs
Significant increase in loan loss reserve to 1.50% of loans at 12/31/07 compared to 1.14% at
9/30/07 and 1.13% at 12/31/06
Net charge-off ratio was 0.35% for 2007 and 0.88% annualized for the 4 th
quarter; $34 million
in net charge-offs in the 4
th
quarter; $93 million in loan loss provision or 2.7 times 4
th
quarter
net charge-offs
Nonperforming assets ratio was 0.86% at 12/31/07 compared to 0.46% at 9/30/07
Net interest income increased 1% over 2006; Net interest margin of 3.55% for 2007 and
3.43% for the 4
th
quarter
Strong core noninterest income growth of 15% over 2006
Average deposit growth of 5% over 2006
Closed and integrated the acquisition of Citrus and Chemical in December and Commercial
Bank of Florida in June
Total assets of $26 billion at 12/31/07
Increase in annual dividend rate to $0.76
*
* Estimated

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Summary of Loan Loss Experience
2003 – 2007
2007 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.50% 1.13% 1.15% 1.16% 1.20%
Reserve ($ in 000's) $238,845 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 174% 695% 536% 402% 184%
Net Charge-off Ratio to Average Loans 0.35% 0.12% 0.14% 0.19% 0.31%
Net Charge-offs ($ in 000's) $54,066 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve 4.42 9.53        8.90        6.31        3.91
Nonperforming Assets ($ in 000's) $137,646 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.86% 0.16% 0.21% 0.29% 0.65%

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Nonperforming Assets & Net Charge-offs
At 12/31/2007
Nonperforming Assets by
Property Type - $138 million
4
th
Quarter
Net Charge-offs - $34 million
Residential
Construction
50%
Condo
Construction
20%
Commercial
Construction
10%
CRE
5%
Residential
Real Estate -
Consumer
13%
Non-RE
2%
Consumer
and Other
3%
Real Estate 1-4
Family
4%
Commercial
3%
Commercial
Construction
4%
Real Estate
Commercial
2%
Residential
Construction
84%

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A&D, $1,233
Residential Presold,
$263
Residential Spec,
$588
Land, $431
National Builders,
$59
Builder Lot Inventory,
$200
Consumer-Owned
Lots, $140
Residential Construction Outstandings
At 12/31/2007:
($ in millions)
Total $2,914
18% of the total
loan portfolio

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7 $1.37 1 $1.72 $1.52 $1.31 $1.16 $1.26 $1.06 2001 2002 2003 2004 2005 2006 2007 (diluted) Earnings Per Share 19% (8)% 13% 16% 13% $1.17 1 Excluding one-time gains, restructuring and other charges

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$422
$455
$495
$567
$709
$755
$761
$190
$196
$195
2001 2002 2003 2004 2005 2006 2007 2Q07 3Q07 4Q07
Net Interest Income
($ in millions)
8%
9%
15%
25%
80%
6%
3.57%    3.55%    3.38%    3.52%    3.75%    3.71%    3.55% 3.66%    3.65%    3.43%
Net Interest
Margin
1%
5 Year CAGR = 11%
2002 - 2007

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Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
3Q07 $198.0 3.65%
Citrus and Chemical Bank 1.8 0.00%
Deposit mix change and inelastic deposit
     pricing (5.2) -0.09%
Increase in Mortgage Warehouse assets 2.1 -0.05%
Asset sensitivity (2.2) -0.04%
Growth in securities and other low yielding
     assets 2.8 -0.04%
4Q07 $197.3 3.43%

$8,433
$8,734
$9,419
$10,862
$13,988
$15,788
$16,566
$16,682
$17,137
2001 2002 2003 2004 2005 2006 2007 3Q07 4Q07
Average Deposits
4%
8%
15%
1 Excluding acquisitions
($ in millions)
29%
5 Year CAGR = 14%
2002 - 2007
96%
13%
5%
3%
1%¹
1%¹

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2.30%
2.37%
2.42% 2.42%
2.33%
2.27%
2.24%
2.22%
2002 2003 2004 2005 2006 2007 3Q07 4Q07
$107
$141
$146
$176
$182
$209
$53
$57
2002 2003 2004 2005 2006 2007 3Q07 4Q07
Strong Growth in Noninterest Income
and Controlled Expenses
Core Noninterest Income
1
Growth
Core Noninterest Expense
2
to Average Assets
1
Excluded from noninterest income are securities and derivatives gains (losses), securities restructuring charges, changes in fair value of swap derivatives and gain on sale of Goldleaf, merchant services, branches and mortgage loans
2
Excluded from noninterest expense are net losses related to the early extinguishment of debt, severance expense and merger related expenses
8%
($ in millions)
15%

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Solid capital position
• Key ratios at 12/31/07:
- Tangible common equity ratio 4.83%
- Tangible capital ratio 6.00%
- Tier I leverage ratio 6.67%*
- Tier I capital ratio 8.22%*
- Total risk based capital ratio   11.02%*
Strong liquidity
• Ample sources of liquidity which allows Colonial to use the lowest cost funding available
Strong, high quality investment portfolio
• 99.6% of the portfolio is AAA rated or government backed
• No subprime exposure
Dividend of $0.76* for 2008, 18
th
year of increased dividends
Capital and Liquidity
*Estimated

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We see 2008 being a challenging operating environment for all banks including Colonial
We believe that we have a realistic view of the operating environment
Liquidity is strong
Solid capital
We have significant financial flexibility to weather the tough times ahead
Increased dividend to $.76* per share; current dividend yield of over
6%
2008 Summary
*Estimated

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18 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.76*
$.75
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08

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15 Supplemental Information

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EPS Reconciliation
Sep YTD
2007
4Q07
Full Year
2007
$1.11 $0.06 $1.17
Impact of one-time gains:
Gain on sale of mortgage loans (0.02)             - (0.02)
Gain on sale of merchant services (0.03)             - (0.03)
Impact of restructuring and other charges:
Securities restructuring charges 0.23             - 0.23
Severance expense 0.03 0.02 0.05
Merger related expenses 0.01 0.01 0.02
Loss on extinguishment of debt 0.05             - 0.05
0.27 0.03 0.30
Income tax benefit (0.09) (0.01) (0.10)
After tax impact 0.18 0.02 0.20
$1.29 $0.08 $1.37
Diluted EPS - GAAP
Diluted EPS - Operating

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Selected Average Balances
($ in millions)
2007 2006 4Q07 3Q07 4Q06 2006 3Q07 4Q06
Earning Assets 21,637 $     20,410 $     22,917 $     21,584 $     20,813 $     6% 6% 10%
Loans, Net of Unearned Income 15,291        15,340        15,388        15,312        15,463        - - -
Loans Held for Sale 1,613           1,374           1,643           1,637           1,461           17% - 12%
Securities  3,171           3,014           3,730           3,088           3,169           5% 21% 18%
Resell Agreements and
Other Interest Earning Assets 1,562           682              2,156           1,547           720              129% 39% 199%
Total Assets 23,845        22,238        25,332        23,873        22,733        7% 6% 11%
Total Deposits 16,566        15,788        17,137        16,682        15,939        5% 3% 8%
Noninterest Bearing Deposits 2,913           2,969           2,982           2,950           2,886           -2% 1% 3%
Interest Bearing Transaction Accounts 6,366           6,111           6,363           6,412           6,164           4% -1% 3%
Time Deposits 7,287           6,708           7,792           7,320           6,889           9% 6% 13%
Repurchase Agreements 600              868              566              562              853              -31% 1% -34%
S/T Borrowings and Fed Funds 847              1,119           937              655              1,198           -24% 43% -22%
L/T Debt 3,292           2,325           3,908           3,291           2,527           42% 19% 55%
Shareholders' Equity 2,166           1,993           2,253           2,176           2,045           9% 4% 10%
% Change From

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% Change
2007 2006 4Q07 3Q07 YTD QTR
Service charges on deposit accounts 75.5 $    65.1 $    19.7 $   19.4 $   16% 2%
Electronic banking 18.8       17.2       4.9        4.9        9% -
Other retail banking fees 12.3       14.4       2.6        2.8        -15% -7%
Retail banking fees 106.6     96.7       27.2      27.1      10% -
Financial planning services 16.7       14.1       4.1        4.5        19% -9%
Mortgage banking origination and sales 14.9       13.5       4.8        3.2        10% 50%
Mortgage warehouse fees 22.2       25.3       3.0        5.9        -12% -49%
Bank-owned life insurance 20.2       16.0       5.2        5.1        26% 2%
Other income 28.8       16.0       13.0      7.2        80% 81%
Core noninterest income 209.4     181.6     57.3      53.0      15% 8%
Securities and derivatives gains, net 4.0         4.8         2.0        -        NM NM
Securities restructuring charges (36.0)      -         -          -        NM NM
Gain on sale of mortgage loans 3.9         -         -          -        NM NM
Gain on sale of merchant services 4.9         -         -          -        NM NM
Gain on sale of Goldleaf -         2.8         -          -        NM NM
Total noninterest income 186.2 $  189.2 $  59.3 $   53.0 $   -2% 12%
  Annualized Noninterest Income to Average Assets¹
0.88% 0.82% 0.90% 0.88%
  Noninterest Income to Total Revenue¹
21.6% 19.4% 22.7% 21.3%
Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation

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Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense are used in the calculation
% Change
2007 2006 4Q07 3Q07 YTD QTR
Salaries and employee benefits 279.1 $  279.6 $   70.9 $     68.3 $     -        4%
Occupancy expense of bank premises, net 78.7        67.3        21.8 19.6 17% 11%
Furniture and equipment expense 53.3        48.6        13.6 13.2 10% 3%
Professional services 18.8        18.5        5.1 5.0 2% 2%
Electronic banking and other retail banking expenses 19.7        13.5        4.2 5.8 46% -28%
Amortization of intangible assets 13.3        12.2        3.6 3.5 9% 3%
Communications 11.1        10.8        2.5 2.7 3% -7%
Postage and courier 10.6        10.5        2.7 2.6 1% 4%
Advertising 10.1        10.8        2.6 1.6 -6% 63%
Travel 6.9          8.2          1.7          1.6          -16% 6%
Other expense 40.5        39.2        12.1 9.8 3% 23%
Core noninterest expense 542.1     519.2      140.8      133.7      4% 5%
Severance expense 6.6          0.4          2.6 0.5 NM NM
Merger related expenses 4.1          -          1.7 0.8 NM NM
Net losses related to the early extinguishment of debt 6.9          -          -            -            NM NM
Total noninterest expense 559.7 $  519.6 $   145.1 $  135.0 $  8% 8%
  Efficiency Ratio¹
55.49% 55.34% 55.29% 53.29%
  Annualized Noninterest Expense to Average Assets¹
2.27% 2.33% 2.22% 2.24%

At 12/31/2007:
($ in millions)
Commercial Real Estate & Construction Portfolios
Total $11,309
71% of the total
loan portfolio
Residential Home
Construction
8%
$853
Office
12%
$1,332
Healthcare
4%
$489
Retail
14%
$1,541
Lodging
3%
$367
Other
8%
$897
Industrial
9%
$1,007
Commercial Dev. and Lots
5%
$579
Commercial Land
9%
$1,073
Multifamily
6%
$702
Residential Land
4%
$450
Condo
4%
$406
Residential Dev. and Lots
14%
$1,612

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0.21%
0.29%
0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.78%
0.85%
1.25%
0.86%
0.16%
4.09%
1.13%
0.94%
0.90%
0.86%
1.06%
1.41% 1.41%
1.03%
0.63%
0.47%
0.49%
1.48%
2.23%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
Colonial BancGroup
FDIC - Commercial Banks with Assets > $10 Billion
(as originally reported)
NPAs Consistently Below Industry

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0.33%
0.09%
0.13%
0.18%
0.23%
0.26%
0.21% 0.21%
0.28%
0.29%
0.31%
0.19%
0.14%
0.12%
0.35%
1.02%
0.57%
0.46%
0.52%
0.58%
0.65%
0.66%
0.75%
1.06%
1.04%
0.73%
0.68%
0.47%
1.32%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
Colonial BancGroup
FDIC - Commercial Banks with Assets > $10 Billion
Net Charge-Offs/Average Loans
(as originally reported)
‘